Exhibit 10.1

PROMISSORY NOTE

$25,000,000	July 16, 2007

FOR VALUE RECEIVED, ICG, LLC, a Delaware limited liability company and each of the other entities set forth on the signature pages hereto, jointly and severally (collectively, the “Makers” and individually each a “Maker”), hereby promise to pay to the order of WLR Recovery Fund III, L.P. (the “Payee”), at 1166 Avenue of the Americas, 27th Floor, New York, New York 10036, or such other place as the Payee may designate in writing, in lawful money of the United States of America, the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000), or such lesser amount as may be advanced hereunder, with interest thereon from the date hereof to and including the date this Note is paid in full. All principal and interest under this Note shall be due and payable in full on the earlier of (a) demand being made by Payee (“Payment Demand”), (b) 90 days after the date above, and (c) the date that the Makers incur, create, assume or permit to exist, directly or indirectly, any indebtedness in excess of $5,000,000 in the aggregate or issue any equity instrument resulting in proceeds to the Makers in excess of $5,000,000 in the aggregate.

Makers promise to pay interest at a rate of interest equal to the average of interbank offered rates for one month U.S. dollar-denominated deposits in the London market, as published in The Wall Street Journal on the Determination Date (as defined below) plus 3.5% per annum (“Base Interest Rate”) (calculated on an assumed year of 360 days, for the actual number of days elapsed) payable monthly in arrears on the first day of each month; notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default under this Note, all amounts under this Note that are then due and unpaid shall, to the extent permitted by applicable law, bear interest, after as well as before judgment and including post-petition interest in any proceeding under the U.S. Bankruptcy Code or other applicable bankruptcy laws, payable on demand at a per annum rate equal to the Base Interest Rate then in effect plus 2% per annum. The “Determination Date” shall initially be July 13, 2007 and thereafter shall be the first business day preceding the numerically corresponding day in the calendar month that is one month after the date interest begins to accrue at a Base Interest Rate.

The principal of or interest on this Note may be prepaid in whole or in part at any time and from time to time without premium. This Note shall be paid without deduction by reason of any set-off, defense or counterclaim of the Makers.

The occurrence of any one or more of the following events shall constitute an Event of Default under this Note: (i) the failure to pay principal of or interest on this Note when due or in the case of a Payment Demand, five days after Payee shall have given the Makers notice of the Payment Demand; (ii) the commencement of a proceeding against any Maker for dissolution or liquidation, or the voluntary or involuntary termination or dissolution of such Maker; (iii) insolvency of, the appointment of a custodian, trustee, liquidator or receiver for any of the property of, an assignment for the benefit of creditors by, or the filing of a petition under any bankruptcy, insolvency or debtor’s relief law, or for any readjustment of indebtedness, composition or extension by or against any Maker, or (iv) the occurrence of an event of default under (a) the Second Amended and Restated Credit Agreement, dated as of June 23, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among International Coal Group, Inc., as Holdings, the Maker, the Guarantors party thereto, the lenders party thereto (the “Lenders”), J.P. Morgan Securities Inc. and UBS Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. and CIT Capital USA Inc., as Co-Syndication Agents, Bank of America, N.A. and Wachovia Bank, N.A., as Co-Documentation Agents, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as Issuing Banks, UBS Loan Finance LLC, as Swingline Lender and UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent, or (b) the Indenture dated as of June 23, 2006, among International Coal Group, Inc., the guarantors named therein and The Bank of New York Trust Company, N.A., as trustee.

The Makers agree that upon an Event of Default under this Note, then all or any part of the unpaid principal balance of and interest on this Note, after written notice to the Makers, shall immediately become due and payable; provided however, that upon the occurrence of an Event of Default described in clauses (ii) and (iii) above or in clause 8(g) and 8(h) under the Credit Agreement or clause 6.01(7) and 6.01(8) of the Indenture, the unpaid balance and accrued but unpaid interest shall become due and payable without notice or demand. If an Event of Default occurs, the Makers agrees to pay to the Payee all expenses incurred by said Payee, including reasonable attorneys’ fees, in enforcing and collecting this Note.

THE MAKERS ACKNOWLEDGES AND AGREES THAT THE INCLUSION HEREIN OF CERTAIN ENUMERATED EVENTS OF DEFAULT SHALL NOT BE CONSTRUED, IN ANY MANNER WHATSOEVER, TO ALTER THE “ON DEMAND” NATURE OF THE MAKERS’ OBLIGATIONS TO PAYEE HEREUNDER WITH RESPECT TO THE PAYMENT OF PRINCIPAL AND INTEREST.

Failure of the Payee hereof to assert any right contained herein will not be deemed to be a waiver thereof.

In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

Each Maker hereby confirms that it is the intention of all the parties that the obligations of such Maker under this Note not constitute a fraudulent transfer or conveyance for purposes of the U.S. Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to the Note. To effectuate the foregoing intention, the Payee and the Makers hereby irrevocably agree that the obligations of such Maker will be limited to the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Maker that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Maker in respect of the obligations of such other Maker under this Note, result in the obligations of such Maker under this Note not constituting a fraudulent transfer or conveyance.

The Makers hereby forever waive presentment, presentment for payment, demand, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note. The Makers further agree, jointly and severally, to indemnify and hold harmless the Payee from any and all damages, losses, costs and expenses (including, without limitation, attorneys’ fees and expenses) which the Payee may incur by reason of any Maker’s failure promptly to pay when due the indebtedness evidenced by this Note.

This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof, and shall be binding upon the successors and assigns of each Maker and shall inure to the benefit of the successors and assigns of Payee. Time is of the essence in the Makers’ performance of their obligations hereunder.

[Signature pages to Note follow]

ICG, LLC

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	SVP & CFO

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	SVP & CFO

ANKER COAL GROUP, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

ANKER GROUP, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

ANKER POWER SERVICES, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

BRONCO MINING COMPANY, INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson
Title:	Secretary

COALQUEST DEVELOPMENT LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Treasurer

HAWTHORNE COAL COMPANY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

HEATHER GLEN RESOURCES, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

HUNTER RIDGE COAL COMPANY

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

ICG ADDCAR SYSTEMS, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

ICG BECKLEY, LLC

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

ICG EAST KENTUCKY, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

ICG EASTERN, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

ICG EASTERN LAND, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

ICG HAZARD, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

ICG HAZARD LAND, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

ICG ILLINOIS, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

ICG, INC.

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	SVP & CFO

ICG KNOTT COUNTY, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

ICG NATURAL RESOURCES, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

ICG TYGART VALLEY, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

JULIANA MINING COMPANY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

KING KNOB COAL CO., INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

MARINE COAL SALES COMPANY

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

MELROSE COAL COMPANY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

NEW ALLEGHENY LAND HOLDING COMPANY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

PATRIOT MINING COMPANY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

SIMBA GROUP, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

UPSHUR PROPERTY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

VANTRANS, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

VINDEX ENERGY CORPORATION

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

WHITE WOLF ENERGY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President

WOLF RUN MINING COMPANY

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Vice President